EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I Fred Lash, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Hooper Holmes, Inc., on Form 10-K for the year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Hooper Holmes, Inc.

Dated: March 31, 2005

/s/ Fred Lash
Fred Lash
Senior Vice President, Treasurer, and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Hooper Holmes, Inc. and will be retained by Hooper Holmes, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.